EXHIBIT 99

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)

	AS REPORTED UNDER GAAP
	2003		2002
Revenues	Q2	Q1	FY	Q4	Q3	Q2	Q1
Bell	$616	$536	$2,235	$625	$526	$593	$491
Cessna	575	588	3,175	896	745	857	677
Fastening Systems	447	429	1,650	412	411	431	396
Industrial (a)	750	706	2,706	701	647	705	653
Total Manufacturing	2,388	2,259	9,766	2,634	2,329	2,586	2,217
Finance	155	151	630	181	156	148	145
Total revenues	$2,543	$2,410	$10,396	$2,815	$2,485	$2,734	$2,362
Segment Operating Profit
Bell	$56	$40	$169	$67	$33	$45	$24
Cessna	66	59	376	94	84	121	77
Fastening Systems	21	18	72	20	21	21	10
Industrial (a)	40	34	163	55	36	32	40
Total Manufacturing	183	151	780	236	174	219	151
Finance	26	23	117	47	19	29	22
Segment profit (b),(c)	209	174	897	283	193	248	173
Special charges (b),(d)	(24)	(28)	(135)	(68)	(33)	(20)	(14)
Segment operating income	185	146	762	215	160	228	159
Gain on sale of businesses	-	15	25	-	-	25	-
Goodwill amortization (c)	-	-	-	-	-	-	-
Corporate expenses and other, net	(30)	(32)	(114)	(28)	(26)	(31)	(29)
Interest expense, net	(22)	(24)	(108)	(23)	(30)	(25)	(30)
Income (loss) from continuing operations before income taxes and distributions on preferred security trusts	133	105	565	164	104	197	100
Income taxes (a),(d)	(40)	(32)	(172)	(48)	(23)	(69)	(32)
Distribution on preferred securities of manufacturing subsidiary trusts, net of income taxes	(7)	(6)	(26)	(7)	(6)	(7)	(6)
Income (loss) from continuing operations	86	67	367	109	75	121	62
Discontinued operations net of income taxes (a):
Income (loss) from operations	(23)	(1)	(3)	22	(4)	(16)	(5)
Gain on disposal	-	-	-	-	-	-	-
Cumulative effect of change in accounting principle, net of income taxes	-	-	(488)	-	-	-	(488)
Net income (loss)	$63	$66	$(124)	$131	$71	$105	$(431)
EPS - diluted:
Income (loss) from continuing operations	$.63	$.49	$2.61	$.78	$.55	$.85	$.44
Discontinued operations, net of income taxes: (a)
Income from operations	(.17)	(.01)	(.01)	.17	(.04)	(.11)	(.04)
Gain on disposal	-	-	-	-	-	-	-
Cumulative effect of change in accounting principle, net of income taxes	-	-	(3.48)	-	-	-	(3.44)
Net income (loss)	$.46	$.48	$(.88)	$.95	$.51	$.74	$3.04
Average shares outstanding (in thousands) - diluted (e)	136,257	137,059	140,252	138,362	139,145	141,599	141,961

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
(continued)
	AS REPORTED UNDER GAAP
	2001
Revenues	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Bell	$2,243	$629	$525	$577	$512	$2,194	$2,135	$2,051
Cessna	3,043	933	698	791	621	2,814	2,472	1,949
Fastening Systems	1,679	373	389	451	466	1,996	2,059	1,758
Industrial (a)	4,330	998	937	1,201	1,194	4,894	4,585	3,749
Total Manufacturing	11,295	2,933	2,549	3,020	2,793	11,898	11,251	9,507
Finance	709	196	178	164	171	691	463	367
Total revenues	$12,004	$3,129	$2,727	$3,184	$2,964	$12,589	$11,714	$9,874
Segment Operating Profit
Bell	$93	$38	$(58)	$55	$58	$264	$226	$204
Cessna	344	124	55	95	70	300	231	207
Fastening Systems	70	(16)	8	36	42	192	204	200
Industrial (a)	280	21	(2)	130	131	525	472	375
Total Manufacturing	787	167	3	316	301	1,281	1,133	986
Finance	205	62	51	43	49	202	132	113
Segment profit (b),(c)	992	229	54	359	350	1,483	1,265	1,099
Special charges (b),(d)	(143)	(28)	(29)	(45)	(41)	(483)	(66)	(87)
Segment operating income	849	201	25	314	309	1,000	1,199	1,012
Gain on sale of businesses	342	339	3	-	-	-	-	97
Goodwill amortization (c)	(91)	(23)	(23)	(23)	(22)	(87)	(73)	(59)
Corporate expenses and other, net	(152)	(38)	(33)	(39)	(42)	(164)	(143)	(141)
Interest expense, net	(162)	(37)	(41)	(40)	(44)	(152)	(29)	(146)
Income (loss) from continuing operations before income taxes and distributions on preferred security trusts	786	442	(69)	212	201	597	954	763
Income taxes (a),(d)	(285)	(162)	21	(74)	(70)	(299)	(353)	(294)
Distribution on preferred securities of manufacturing subsidiary trusts, net of income taxes	(26)	(7)	(6)	(7)	(6)	(26)	(26)	(26)
Income (loss) from continuing operations	475	273	(54)	131	125	272	575	443
Discontinued operations net of income taxes (a):
Income (loss) from operations	(309)	(16)	(276)	(5)	(12)	5	5	165
Gain on disposal	-	-	-	-	-	-	1,646	-
Cumulative effect of change in accounting principle, net of income taxes	-	-	-	-	-	(59)	-	-
Net income (loss)	$166	$257	$(330)	$126	$113	$218	$2,226	$608
EPS - diluted:
Income (loss) from continuing operations	$3.32	$1.92	$(.39)	$.91	$.88	$1.86	$3.74	$2.68
Discontinued operations, net of income taxes: (a)	(2.16)	(.11)	(1.95)	(.03)	(.09)	.04	.04	1.00
Income from operations	-	-	-	-	-	-	10.70	-
Gain on disposal	-	-	-	-	-	-	-	-
Cumulative effect of change in accounting principle, net of income taxes	-	-	-	-	-	(.41)	-	-
Net income (loss)	$1.16	$1.81	$(2.34)	$.88	$.79	$1.49	$14.48	$3.68
Average shares outstanding (in thousands) - diluted (e)	142,937	142,460	141,196	143,411	142,752	146,150	153,754	165,374

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
(continued)

(a)     On August 1, 2003, Textron consummated the sale of its remaining OmniQuip business to JLG Industries, Inc. and has reclassified the financial results of the OmniQuip division as discontinued operations for accounting purposes. In 1999, Textron completed the sale of Avco Financial Services to Associates First Capital Corporation resulting in a $1.65 billion gain, net of income taxes, and the reclassification of $165 million, net of income taxes, to discontinued operations in 1998.

(b)     Textron adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", effective December 29, 2002. Upon adoption, costs related to restructuring that were previously recorded in segment profit are now included with severance costs, contract termination costs, and asset impairment write-downs in special charges. Costs related to restructuring that were recorded in segment profit in prior periods have been reclassified to special charges to conform to this presentation.

(c)     Pursuant to SFAS No. 142 "Goodwill and Other Intangible Assets", beginning on December 30, 2001, goodwill is no longer amortized. To reflect the adoption of this statement and the fact that management does not include amortization of goodwill in its internal evaluation of segment performance, the Company has recast its segment data for comparability by reclassifying goodwill amortization out of segment profit in prior periods.

(d)     In accordance with SFAS No. 145 "Rescission of FASB No. 4, 44 and 62, Amendment of FASB Statement No. 13, and Technical Corrections", Textron has reclassified the loss from early debt retirement from an extraordinary loss to a pre-tax loss reflected in operations with the tax benefit recorded in income taxes.

(e)     Assumes full conversion of outstanding preferred stock and exercise of options. The average share base for the third quarter 2001 excludes potentially dilutive common shares (convertible preferred stock and stock options). These shares are excluded due to their antidilutive effect.

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
	AS ADJUSTED*
	2003		2002
Revenues	Q2	Q1	FY	Q4	Q3	Q2	Q1
Bell	$616	$536	$2,235	$625	$526	$593	$491
Cessna	575	588	3,175	896	745	857	677
Fastening Systems	447	429	1,650	412	411	431	396
Industrial (a)	750	706	2,706	701	647	705	653
Total Manufacturing	2,388	2,259	9,766	2,634	2,329	2,586	2,217
Finance	155	151	630	181	156	148	145
Total revenues	$2,543	$2,410	$10,396	$2,815	$2,485	$2,734	$2,362
Segment Operating Profit
Bell	$56	$40	$169	$67	$33	$45	$24
Cessna	66	59	376	94	84	121	77
Fastening Systems	21	18	72	20	21	21	10
Industrial (a)	40	34	163	55	36	32	40
Total Manufacturing	183	151	780	236	174	219	151
Finance	26	23	117	47	19	29	22
Segment profit (b),(c)	209	174	897	283	193	248	173
Gain sale of businesses	-	-	-	-	-	-	-
Goodwill amortization (c)	-	-	-	-	-	-	-
Corporate expenses and other, net	(30)	(32)	(114)	(28)	(26)	(31)	(29)
Interest expense, net	(22)	(24)	(108)	(23)	(30)	(25)	(30)
Income (loss) from continuing operations before income taxes and distributions on preferred security trusts	157	118	675	232	137	192	114
Income taxes (a)	(48)	(37)	(201)	(73)	(32)	(60)	(36)
Distribution on preferred securities of manufacturing subsidiary trusts, net of income taxes	(7)	(6)	(26)	(7)	(6)	(7)	(6)
Income (loss) from continuing operations	102	75	448	152	99	125	72
Discontinued operations net of income taxes (a):
Income (loss) from operations	1	(1)	(26)	(7)	(4)	(9)	(6)
Net income (loss)	$103	$74	$422	$145	$95	$116	$66
EPS - diluted:
Income (loss) from continuing operations	$.76	$.54	$3.19	$1.10	$.71	$.88	$.51
Discontinued operations (a):
Income from operations	-	-	(.18)	(.06)	(.03)	(.06)	(.04)
Net income (loss)	$.76	$.54	$3.01	$1.04	$.68	$.82	$.47
Average shares outstanding (in thousands) - diluted (d)	136,257	137,059	140,252	138,362	139,145	141,599	141,961

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
(continued)
	AS ADJUSTED*
	2001
Revenues	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Bell	$2,243	$629	$525	$577	$512	$2,194	$2,135	$2,051
Cessna	3,043	933	698	791	621	2,814	2,472	1,949
Fastening Systems	1,679	373	389	451	466	1,996	2,059	1,758
Industrial (a)	4,330	998	937	1,201	1,194	4,894	4,585	3,749
Total Manufacturing	11,295	2,933	2,549	3,020	2,793	11,898	11,251	9,507
Finance	709	196	178	164	171	691	463	367
Total revenues	$12,004	$3,129	$2,727	$3,184	$2,964	$12,589	$11,714	$9,874
Segment Operating Profit
Bell	$93	$38	$(58)	$55	$58	$264	$226	$204
Cessna	344	124	55	95	70	300	231	207
Fastening Systems	70	(16)	8	36	42	192	204	200
Industrial (a)	280	21	(2)	130	131	525	472	375
Total Manufacturing	787	167	3	316	301	1,281	1,133	986
Finance	205	62	51	43	49	202	132	113
Segment profit (b),(c)	992	229	54	359	350	1,483	1,265	1,099
Gain on sale of businesses	3	-	3	-	-	-	-	-
Goodwill amortization (c)	(91)	(23)	(23)	(23)	(22)	(87)	(73)	(59)
Corporate expenses and other, net	(152)	(38)	(33)	(39)	(42)	(164)	(143)	(141)
Interest expense, net	(162)	(37)	(41)	(40)	(44)	(152)	(29)	(146)
Income (loss) from continuing operations before income taxes and distributions on preferred security trusts	590	131	(40)	257	242	1,080	1,020	753
Income taxes (a)	(204)	(44)	14	(90)	(84)	(379)	(376)	(284)
Distribution on preferred securities of manufacturing subsidiary trusts, net of income taxes	(26)	(7)	(6)	(7)	(6)	(26)	(26)	(26)
Income (loss) from continuing operations	360	80	(32)	160	152	675	618	443
Discontinued operations net of income taxes (a):
Income (loss) from operations	(28)	(13)	(3)	(3)	(9)	5	5	165
Net income (loss)	$332	$67	$(35)	$157	$143	$680	$623	$608
EPS - diluted:
Income (loss) from continuing operations	$2.52	$.56	$(.23)	$1.12	$1.06	$4.62	$4.01	$2.68
Discontinued operations (a):
Income from operations	(.20)	(.09)	(.02)	(.02)	(.06)	.03	.04	1.00
Net income (loss)	$2.32	$.47	$(.25)	$1.10	$1.00	$4.65	$4.05	$3.68
Average shares outstanding (in thousands) - diluted (d)	142,937	142,460	141,196	143,411	142,752	146,150	153,754	165,374

(a)     On August 1, 2003, Textron consummated the sale of its remaining OmniQuip business to JLG Industries, Inc. and has reclassified the financial results of the OmniQuip division as discontinued operations for accounting purposes. In 1999, Textron completed the sale of Avco Financial Services to Associates First Capital Corporation resulting in a $1.65 billion gain, net of income taxes, and the reclassification of $165 million, net of income taxes, to discontinued operations in 1998.

(b)     Textron adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", effective December 29, 2002. Upon adoption, costs related to restructuring that were previously recorded in segment profit are not included with severance costs, contract termination costs, and asset impairment write-downs in special charges. Costs related to restructuring that were recorded in segment profit in prior periods have been reclassified to special charges to conform to this presentation.

(c)     Pursuant to SFAS No. 142 "Goodwill and Other Intangible Assets", beginning on December 30, 2001, goodwill is not longer amortized. To reflect the adoption of this statement and the fact that management does not include amortization of goodwill in its internal evaluation of segment performance, the Company has recast its segment data for comparability by reclassifying goodwill amortization out of segment profit in prior periods.

(d)     Assumes full conversion of outstanding preferred stock and exercise of options. The average share base for the third quarter 2001 excludes potential dilutive common shares (convertible preferred stock and stock options). These shares are excluded due to their antidilutive effect.

*     The "As Adjusted" amounts exclude items recorded in special charges, the gain (loss) on sale of significant businesses and the cumulative effect of changes in accounting principle. Textron presents its results "as adjusted", before restructuring and other special items, because such items are outside normal business operations, as well as difficult to forecast accurately for specific periods. Such items are either isolated or temporary in nature; therefore, it is helpful to understand results without these items, especially when comparing results for previous periods or forecasting performance in future periods. In addition, Textron utilizes "as adjusted" results to measure management performance for management compensation purposes. Any analysis of results before restructuring costs and other special items should be used only in conjunction with data presented in accordance with Generally Accepted Accounting Principles (GAAP). The accompanying reconciliation of GAAP measures to non-GAAP measures contains the reconciliations of income and EPS.

TEXTRON INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(Dollars in millions, except per share amounts)
(Unaudited)
	2003		2002
	Q2	Q1	FY	Q4	Q3	Q2	Q1
Income Reconciliation
GAAP, Net income (loss)	$63	$66	$(124)	$131	$71	$105	$(431)

Discontinued operations	23	1	3	(22)	4	16	5
Cumulative effect of change in accounting principle	-	-	488	-	-	-	488
Income (loss) from continuing operations	$86	$67	$367	$109	$75	$121	$62
Adjustments, net of income tax:
Net gain on sale of businesses	-	(12)	(9)	-	-	(9)	-
Special charges, net	16	20	90	43	24	13	10
Income (loss) from continuing operations, as adjusted	$102	$75	$448	$152	$99	$125	$72
Income (loss) from discontinued operations, as adjusted	1	(1)	(26)	(7)	(4)	(9)	(6)
Net income (loss), as adjusted	$103	$74	$422	$145	$95	$116	$66

EPS Reconciliation
GAAP EPS	$.46	$.48	$(.88)	$.95	$.51	$.74	$(3.04)

Discontinued operations	.17	.01	.01	(.17)	.04	.11	.04
Cumulative effect of change in accounting principle	-	-	3.48	-	-	-	3.44
Income (loss) from continuing operations	$.63	$.49	$2.61	$.78	$.55	$.85	$.44
Adjustments, net of income tax:
Net gain on sale of businesses	-	(.09)	(.06)	-	-	(.06)	-
Special charges, net	.13	.14	.64	.32	.16	.09	.07
Loss on debt retirement	-	-	-	-	-	-	-
Income (loss) from continuing operations, as adjusted	$.76	$.54	$3.19	$1.10	$.71	$.88	$.51
Income (loss) from discontinued operations, as adjusted	-	-	(.18)	(.06)	(.03)	(.06)	(.04)
Net income (loss), as adjusted	$.76	$.54	$3.01	$1.04	$.68	$.82	$.47

TEXTRON INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(Dollars in millions, except per share amounts)
(Unaudited)
(continued)
	2001
	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Income Reconciliation
GAAP, Net income (loss)	$166	$257	$(330)	$126	$113	$218	$2,226	$608

Discontinued operations	309	16	276	5	12	(5)	(1,651)	(165)
Cumulative effect of change in accounting principle	-	-	-	-	-	59	-	-
Income (loss) from continuing operations	$475	$273	$(54)	$131	$125	$272	$575	$443
Adjustments, net of income tax:
Net gain on sale of businesses	-	-	-	-	-	-	-	(54)
Special charges, net	(115)	(193)	22	29	27	403	43	54
Income (loss) from continuing operations, as adjusted	$360	$80	$(32)	$160	$152	$675	$618	$443
Income (loss) from discontinued operations, as adjusted	(28)	(13)	(3)	(3)	(9)	5	5	165
Net income (loss), as adjusted	$332	$67	$(35)	$157	$143	$680	$623	$608

EPS Reconciliation
GAAP EPS	$1.16	$1.81	$(2.34)	$.88	$.79	$1.49	$14.48	$3.68

Discontinued operations	2.16	.11	1.95	.03	.09	(.04)	(10.74)	(1.00)
Cumulative effect of change in accounting principle	-	-	-	-	-	.41	-	-
Income (loss) from continuing operations	$3.32	$1.92	$(.39)	$.91	$.88	$1.86	$3.74	$2.68
Adjustments, net of income tax:
Net gain on sale of businesses	(1.46)	(1.47)	-	-	-	-	-	(.32)
Special charges, net	.66	.11	.16	.21	.18	2.76	.27	.32
Income (loss) from continuing operations, as adjusted	$2.52	$.56	$(.23)	$1.12	$1.06	$4.62	$4.01	$2.68
Income (loss) from discontinued operations, as adjusted	(.20)	(.09)	(.02)	(.02)	(.06)	.03	.04	1.00
Net income (loss), as adjusted	$2.32	$.47	$(.25)	$1.10	$1.00	$4.65	$4.05	$3.68

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
	SEGMENT PROFIT MARGIN
	2003		2002
	Q2	Q1	FY	Q4	Q3	Q2	Q1
Revenues
Bell	$616	$536	$2,235	$625	$526	$593	$491
Cessna	575	588	3,175	896	745	857	677
Fastening Systems	447	429	1,650	412	411	431	396
Industrial (a)	750	706	2,706	701	647	705	653
Total Manufacturing	2,388	2,259	9,766	2,634	2,329	2,586	2,217
Finance	155	151	630	181	156	148	145
Total revenues	$2,543	$2,410	$10,396	$2,815	$2,485	$2,734	$2,362
Segment Operating Profit
Bell	$56	$40	$169	$67	$33	$45	$24
Cessna	66	59	376	94	84	121	77
Fastening Systems	21	18	72	20	21	21	10
Industrial	40	34	163	55	36	32	40
Total Manufacturing	183	151	780	236	174	219	151
Finance	26	23	117	47	19	29	22
Segment profit	$209	$174	$897	$283	$193	$248	$173

Segment Profit Margin
Bell	9.1%	7.5%	7.6%	10.7%	6.3%	7.6%	4.9%
Cessna	11.5%	10.0%	11.8%	10.5%	11.3%	14.1%	11.4%
Fastening Systems	4.7%	4.2%	4.4%	4.9%	5.1%	4.9%	2.5%
Industrial	5.3%	4.8%	6.0%	7.8%	5.6%	4.5%	6.1%
Total Manufacturing	7.7%	6.7%	8.0%	9.0%	7.5%	8.5%	6.8%
Finance	16.8%	15.2%	18.6%	26.0%	12.2%	19.6%	15.2%
Segment profit margin	8.2%	7.2%	8.6%	10.1%	7.8%	9.1%	7.3%

	SEGMENT PROFIT MARGIN
	2001
	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Revenues
Bell	$2,243	$629	$525	$577	$512	$2,194	$2,135	$2,051
Cessna	3,043	933	698	791	621	2,814	2,472	1,949
Fastening Systems	1,679	373	389	451	466	1,996	2,059	1,758
Industrial	4,330	998	937	1,201	1,194	4,894	4,585	3,749
Total Manufacturing	11,295	2,933	2,549	3,020	2,793	11,898	11,251	9,507
Finance	709	196	178	164	171	691	463	367
Total revenues	$12,004	$3,129	$2,727	$3,184	$2,964	$12,589	$11,714	$9,874
Segment Operating Profit
Bell	$93	$38	$(58)	$55	$58	$264	$226	$204
Cessna	344	124	55	95	70	300	231	207
Fastening Systems	70	(16)	8	36	42	192	204	200
Industrial (a)	280	21	(2)	130	131	525	472	375
Total Manufacturing	787	167	3	316	301	1,281	1,133	986
Finance	205	62	51	43	49	202	132	113
Segment profit	$992	$229	$54	$359	$350	$1,483	$1,265	$1,099

Segment Profit Margin
Bell	4.1%	6.0%	(11.0)%	9.5%	11.3%	12.0%	10.6%	9.9%
Cessna	11.3%	13.3%	7.9%	12.0%	11.3%	10.7%	9.3%	10.6%
Fastening Systems	4.2%	(4.3)%	2.1%	8.0%	9.0%	9.6%	9.9%	11.4%
Industrial	6.5%	2.1%	(.2)%	10.8%	11.0%	10.7%	10.3%	10.0%
Total Manufacturing	7.0%	5.7%	.1%	10.5%	10.8%	10.8%	10.1%	10.4%
Finance	28.9%	31.6%	28.7%	26.2%	28.7%	29.2%	28.5%	30.8%
Segment profit margin	8.3%	7.3%	2.0%	11.3%	11.8%	11.8%	10.8%	11.1%

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
	SEGMENT PROFIT MARGIN - EXCLUDING TRIM
	2003		2002
	Q2	Q1	FY	Q4	Q3	Q2	Q1
Revenues
Bell	$616	$536	$2,235	$625	$526	$593	$491
Cessna	575	588	3,175	896	745	857	677
Fastening Systems	447	429	1,650	412	411	431	396
Industrial (a)	750	706	2,706	701	647	705	653
Total Manufacturing	2,388	2,259	9,766	2,634	2,329	2,586	2,217
Finance	155	151	630	181	156	148	145
Total revenues	$2,543	$2,410	$10,396	$2,815	$2,485	$2,734	$2,362
Segment Operating Profit
Bell	$56	$40	$169	$67	$33	$45	$24
Cessna	66	59	376	94	84	121	77
Fastening Systems	21	18	72	20	21	21	10
Industrial	40	34	163	55	36	32	40
Total Manufacturing	183	151	780	236	174	219	151
Finance	26	23	117	47	19	29	22
Segment profit	$209	$174	$897	$283	$193	$248	$173

Segment Profit Margin
Bell	9.1%	7.5%	7.6%	10.7%	6.3%	7.6%	4.9%
Cessna	11.5%	10.0%	11.8%	10.5%	11.3%	14.1%	11.4%
Fastening Systems	4.7%	4.2%	4.4%	4.9%	5.1%	4.9%	2.5%
Industrial	5.3%	4.8%	6.0%	7.8%	5.6%	4.5%	6.1%
Total Manufacturing	7.7%	6.7%	8.0%	9.0%	7.5%	8.5%	6.8%
Finance	16.8%	15.2%	18.6%	26.0%	12.2%	19.6%	15.2%
Segment profit margin	8.2%	7.2%	8.6%	10.1%	7.8%	9.1%	7.3%

	SEGMENT PROFIT MARGIN - EXCLUDING TRIM
	2001
	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Revenues
Bell	$2,243	$629	$525	$577	$512	$2,194	$2,135	$2,051
Cessna	3,043	933	698	791	621	2,814	2,472	1,949
Fastening Systems	1,679	373	389	451	466	1,996	2,059	1,758
Industrial	2,751	619	590	753	789	3,052	2,788	2,267
Total Manufacturing	9,716	2,554	2,202	2,572	2,388	10,056	9,454	8,025
Finance	709	196	178	164	171	691	463	367
Total revenues	$10,425	$2,750	$2,380	$2,736	$2,559	$10,747	$9,917	$8,392
Segment Operating Profit
Bell	$93	$38	$(58)	$55	$58	$264	$226	$204
Cessna	344	124	55	95	70	300	231	207
Fastening Systems	70	(16)	8	36	42	192	204	200
Industrial (a)	196	13	(7)	95	95	358	318	250
Total Manufacturing	703	159	(2)	281	265	1,114	979	861
Finance	205	62	51	43	49	202	132	113
Segment profit	$908	$221	$49	$324	$314	$1,316	$1,111	$974

Segment Profit Margin
Bell	4.1%	6.0%	(11.0)%	9.5%	11.3%	12.0%	10.6%	9.9%
Cessna	11.3%	13.3%	7.9%	12.0%	11.3%	10.7%	9.3%	10.6%
Fastening Systems	4.2%	(4.3)%	2.1%	8.0%	9.0%	9.6%	9.9%	11.4%
Industrial	7.1%	2.1%	(1.2)%	12.6%	12.0%	11.7%	11.4%	11.0%
Total Manufacturing	7.2%	6.2%	(.1)%	10.9%	11.1%	11.1%	10.4%	10.7%
Finance	28.9%	31.6%	28.7%	26.2%	28.7%	29.2%	28.5%	30.8%
Segment profit margin	8.7%	8.0%	2.1%	11.8%	12.3%	12.2%	11.2%	11.6%

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT - EXCLUDING TRIM
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
	SEGMENT OPERATING INCOME EXCLUDING TRIM
	2003		2002
	Q2	Q1	FY	Q4	Q3	Q2	Q1
Revenues
Bell	$616	$536	$2,235	$625	$526	$593	$491
Cessna	575	588	3,175	896	745	857	677
Fastening Systems	447	429	1,650	412	411	431	396
Industrial (a)	750	706	2,706	701	647	705	653
Total Manufacturing	2,388	2,259	9,766	2,634	2,329	2,586	2,217
Finance	155	151	630	181	156	148	145
Total revenues	$2,543	$2,410	$10,396	$2,815	$2,485	$2,734	$2,362
Segment Operating Profit
Bell	$56	$40	$169	$67	$33	$45	$24
Cessna	66	59	376	94	84	121	77
Fastening Systems	21	18	72	20	21	21	10
Industrial (a)	40	34	163	55	36	32	40
Total Manufacturing	183	151	780	236	174	219	151
Finance	26	23	117	47	19	29	22
Segment profit (b),(c)	209	174	897	283	193	248	173
Special charges (b)	(24)	(28)	(135)	(68)	(33)	(20)	(14)
Segment operating income	$185	$146	$762	$215	$160	$228	$159

TEXTRON INC.
REVENUE AND INCOME BY BUSINESS SEGMENT - EXCLUDING TRIM
RECAST TO REFLECT OMNIQUIP AS A DISCONTINUED OPERATION
(Dollars in millions, except per share amounts)
(Unaudited)
(continued)
	SEGMENT OPERATING INCOME EXCLUDING TRIM
	2001
	FY	Q4	Q3	Q2	Q1	2000	1999	1998
Revenues
Bell	$2,243	$629	$525	$577	$512	$2,194	$2,135	$2,051
Cessna	3,043	933	698	791	621	2,814	2,472	1,949
Fastening Systems	1,679	373	389	451	466	1,996	2,059	1,758
Industrial (a)	2,751	619	590	753	789	3,052	2,788	2,267
Total Manufacturing	9,716	2,554	2,202	2,572	2,388	10,056	9,454	8,025
Finance	709	196	178	164	171	691	463	367
Total revenues	$10,425	$2,750	$2,380	$2,736	$2,559	$10,747	$9,917	$8,392
Segment Operating Profit
Bell	$93	$38	$(58)	$55	$58	$264	$226	$204
Cessna	344	124	55	95	70	300	231	207
Fastening Systems	70	(16)	8	36	42	192	204	200
Industrial (a)	196	13	(7)	95	95	358	318	250
Total Manufacturing	703	159	(2)	281	265	1,114	979	861
Finance	205	62	51	43	49	202	132	113
Segment profit (b),(c)	908	221	49	324	314	1,316	1,111	974
Special charges	(130)	(26)	(28)	(44)	(32)	(456)	(7)	(62)
Segment operating income	$778	$195	$21	$280	$282	$860	$1,104	$912

(a)     On August 1, 2003, Textron consummated the sale of its remaining OmniQuip business to JLG Industries, Inc. and has reclassified the financial results of the OmniQuip division as discontinued operations for accounting purposes. In 1999, Textron completed the sale of Avco Financial Services to Associates First Capital Corporation resulting in a $1.65 billion gain, net of income taxes, and the reclassification of $165 million, net of income taxes, to discontinued operations in 1998.

(b)     Textron adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", effective December 29, 2002. Upon adoption, costs related to restructuring that were previously recorded in segment profit are not included with severance costs, contract termination costs, and asset impairment write-downs in special charges. Costs related to restructuring that were recorded in segment profit in prior periods have been reclassified to special charges to conform to this presentation.

(c)     Pursuant to SFAS No. 142 "Goodwill and Other Intangible Assets", beginning on December 30, 2001, goodwill is not longer amortized. To reflect the adoption of this statement and the fact that management does not include amortization of goodwill in its internal evaluation of segment performance, the Company has recast its segment data for comparability by reclassifying goodwill amortization out of segment profit in prior periods.